Exhibit 8(m)(iv)

                                AMENDMENT TO FUND
                             PARTICIPATION AGREEMENT
                                      AMONG
                        PIONEER VARIABLE CONTRACTS TRUST,
                      PIONEER INVESTMENT MANAGEMENT, INC.,
                        PIONEER FUNDS DISTRIBUTOR, INC.,
                                       and
                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

      For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the May 1, 2003 Fund Participation Agreement, as amended (the "Agreement"), among Pioneer Variable Contracts Trust (the "Trust"), Pioneer Investment Management, Inc. ("PIM"), Pioneer Funds Distributor, Inc. ("PFD"), and Jefferson National Life Insurance Company (formerly Conseco Variable Insurance Company) (the "Insurance Company") as follows:

      1. Schedule A thereto is hereby modified in its entirety to read as Schedule A attached hereto.

      2. All other terms of the Agreement, as amended, shall remain in full force and effect.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of this date, May 1, 2008.

                                     PIONEER VARIABLE CONTRACTS TRUST

                                     By: /s/
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     PIONEER INVESTMENT MANAGEMENT, INC.

                                     By: /s/
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     PIONEER FUNDS DISTRIBUTOR, INC.

                                     By: /s/
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                     By: /s/
                                         ---------------------------------------
                                     Name:  Craig A. Hawley
                                     Title: General Counsel & Secretary

                                   SCHEDULE A

                       ACCOUNTS, CONTRACTS AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT
                                As of May 1, 2008

====================================================================================================================================
                           Name of Separate                                                       Portfolios and
                           Account and Date                          Contracts Funded            Class of Shares
                  Established by Board of Directors                 by Separate Account      Available to Contracts
====================================================================================================================================
Jefferson National Life Annuity Account C    1980                        CVIC-2000           Pioneer Fund VCT Portfolio (Class II)
Jefferson National Life Annuity Account E    November 12, 1993           CVIC-2001
Jefferson National Life Annuity Account F    September 26, 1997          CVIC-2004           Pioneer Emerging Markets VCT
Jefferson National Life Annuity Account G    January 18, 1996            CVIC-2005           Portfolio (Class II)
Jefferson National Life Annuity Account H    November 1, 1999             22-4056
Jefferson National Life Annuity Account I    August 23, 2000              22-4025            Pioneer Equity Income VCT Portfolio
Jefferson National Variable Account L        February 22, 2000            32-4000            (Class II)
Jefferson National Life Annuity Account J    November 3, 2003             32-4002
Jefferson National Life Annuity Account K    November 3, 2003             32-4003            Pioneer Cullen Value VCT Portfolio
                                                                          22-4047            (Class II)
                                                                          22-4048
                                                                          22-4061            Pioneer Global High Yield VCT
                                                                         JNL-2100            Portfolio (Class II)
                                                                         JNL-2200
                                                                         JNL-2300            Pioneer High Yield VCT Portfolio
                                                                        JNL-2300-1           (Class II)
                                                                        JNL-2300-2
                                                                                             Pioneer International Value VCT
                                                                                             Portfolio (Class II)

                                                                                             Pioneer Mid Cap Value VCT Portfolio
                                                                                             (Class II)

                                                                                             Pioneer Small Cap Value VCT
                                                                                             Portfolio (Class II)

                                                                                             Pioneer Strategic Income VCT
                                                                                             Portfolio (Class II)
------------------------------------------------------------------------------------------------------------------------------------